                                                                      EXHIBIT 24


                                  POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents, in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.



     Signature                          Title                                Date
     ---------                          -----                                ----
/s/ John F. Grundhofer             Chairman, Chief Executive          March 15, 2000
---------------------------------  Officer and Director (principal
John F. Grundhofer                 executive officer)


 /s/ Susan E. Lester               Executive Vice President and       March 15, 2000
---------------------------------  Chief Financial Officer
Susan E. Lester                    (principal financial officer)


/s/ Terrance R. Dolan              Senior Vice President and          March 15, 2000
---------------------------------  Controller (principal
Terrance R. Dolan                  accounting officer)


/s/ Linda L. Ahlers                Director                           March 15, 2000
---------------------------------
Linda L. Ahlers


/s/ Harry L. Bettis                Director                           March 15, 2000
---------------------------------
Harry L. Bettis


/s/ Arthur D. Collins, Jr.         Director                           March 15, 2000
---------------------------------
Arthur D. Collins


/s/ Peter H. Coors                 Director                           March 15, 2000
---------------------------------
Peter H. Coors


/s/ Robert L. Dryden               Director                           March 15, 2000
---------------------------------
Robert L. Dryden


/s/ Joshua Green III               Director                           March 15, 2000
---------------------------------
Joshua Green III


/s/ Delbert W. Johnson             Director                           March 15, 2000
---------------------------------
Delbert W. Johnson


/s/ Joel W. Johnson                Director                           March 15, 2000
---------------------------------
Joel W. Johnson


/s/ Jerry W. Levin                 Director                           March 15, 2000
---------------------------------
Jerry W. Levin


/s/ Edward J. Phillips             Director                           March 15, 2000
---------------------------------
Edward J. Phillips


/s/ Paul A. Redmond                Director                           March 15, 2000
---------------------------------
Paul A. Redmond


/s/ Richard G. Reiten              Director                           March 15, 2000
---------------------------------
Richard G. Reiten


/s/ S. Walter Richey               Director                           March 15, 2000
---------------------------------
S. Walter Richey


/s/ Warren R. Staley               Director                           March 15, 2000
---------------------------------
Warren R. Staley
